UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2025

Apellis Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38276	27-1537290
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Fifth Avenue Waltham, MA	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 977-5700

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	APLS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 1, 2025 (the “Closing Date”), Apellis Pharmaceuticals, Inc. and its subsidiaries Apellis International GmbH and APL DEL Holdings, LLC (collectively, the “Company”) entered into a Royalty Buy-Down Agreement (the “Royalty Agreement”) with Swedish Orphan Biovitrum AB (Publ) (“Sobi”).

Under the Royalty Agreement, Sobi agreed to pay the Company an upfront payment of $275 million within five business days after the Closing Date, and up to an aggregate of $25 million upon EMA approval of Aspaveli for C3G and IC-MPGN, and the Company agreed to reduce Sobi’s royalty payment obligations under the Collaboration and License Agreement by and between Sobi and the Company, dated as of October 27, 2020 (the “Collaboration Agreement”), by 90%, effective as of the Closing Date, subject to defined caps tied to Aspaveli’s performance, including an initial cap of 1.45x the amounts paid by Sobi to the Company under the Royalty Agreement, after which Sobi’s royalty payment obligations under the Collaboration Agreement will revert to 100%.

The lenders under the Company’s financing agreement with Sixth Street Lending Partners and the guarantors and lenders party thereto, dated as of May 13, 2024 (the “Financing Agreement”), have consented to the Royalty Agreement, and, in connection with that consent, the Company has agreed to extend by one year the periods in which certain prepayment premiums would be owing upon any applicable prepayments of the indebtedness under the credit facility provided for under the Financing Agreement.

The above description of the Royalty Agreement is a summary only and is qualified in its entirety by reference to the Royalty Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apellis Pharmaceuticals, Inc.

Date: July 1, 2025	By:	/s/ Timothy Sullivan
Timothy Sullivan
Chief Financial Officer